UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

MSG KNICKERBOCKERS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6300

Madison Square Garden Sports Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

NHL Transfer Consent Agreement

On October 23, 2026, MSG Knickerbockers Corp. (formerly Madison Square Garden Sports Corp. and referred to herein as the “Registrant”), MSG Rangers Corp. (formerly MSGS Spinco, Inc. and referred to herein as “MSG Rangers”) and certain of their subsidiaries, entered into a Transfer Consent Agreement with the National Hockey League (“NHL”) pursuant to which the parties acknowledge that future transfers of the ownership of the New York Rangers hockey club (the “Rangers”), the location of the Rangers or certain other transfers of assets or ownership, subject to exceptions, will require the consent of the NHL. The Registrant parties and MSG Rangers parties also agreed to release the NHL entities from any claims against them.

The description above is qualified in its entirety by reference to the Transfer Consent Agreement, which is attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 26, 2026, the Registrant distributed all of the issued and outstanding shares of the common stock of MSG Rangers to its stockholders (the “Distribution”). MSG Rangers owns, directly or indirectly, the Rangers business previously owned and operated by the Registrant (collectively, the “Spinco Business”). In the Distribution, (a) each holder of the Registrant’s Class A common stock, par value $0.01 per share (“Registrant Class A Common Stock”), received one share of MSG Rangers Class A common stock, par value $0.01 per share (“MSG Rangers Class A Common Stock”), for every two shares of Registrant Class A Common Stock held of record as of the close of business, New York City time, on October 20, 2026 (the “Record Date”) and (b) each holder of the Registrant’s Class B common stock, par value $0.01 per share (“Registrant Class B Common Stock”), received one share of MSG Rangers Class B common stock, par value $0.01 per share, for every two shares of Registrant Class B Common Stock held of record as of the close of business, New York City time, on the Record Date.

Subsequent to the Distribution, the Registrant will no longer include the financial results of the Spinco Business for the purpose of its own financial reporting. After the date of the Distribution, the historical financial results of the Spinco Business will be reflected in the consolidated financial statements of the Registrant as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the fiscal quarter ended December 31, 2026.

Filed as Exhibit 99.1 to this Current Report on Form 8-K are the unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2026 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the fiscal years ended June 30, 2026, 2025 and 2024, in each case giving effect to the Distribution.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Employment Agreement with James L. Dolan

On October 26, 2026, the Registrant amended and restated the existing employment agreement with James L. Dolan, the Registrant’s Executive Chairman and Chief Executive Officer (the “Amended and Restated Dolan Employment Agreement”). The Amended and Restated Dolan Employment Agreement is substantially the same as the existing employment agreement between the Registrant and Mr. Dolan, except that the Amended and Restated Dolan Employment Agreement (i) provides for an annual base salary of not less than $1,016,000, (ii) decreases the aggregate target value of Mr. Dolan’s annual long-term awards to $4,953,000 and (iii) acknowledges that Mr. Dolan will also be employed by MSG Rangers during his employment with the Registrant.

The description above is qualified in its entirety by reference to the Amended and Restated Dolan Employment Agreement, which is attached as Exhibit 10.2 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with David Granville-Smith

On October 26, 2026, the Registrant amended the existing employment agreement with David Granville-Smith, the Registrant’s Executive Vice President, to (i) provide for an annual base salary of not less than $508,000, (ii) decrease the aggregate target value of Mr. Granville-Smith’s annual long-term awards to $1,079,500 and (iii) acknowledge that Mr. Granville-Smith will also be employed by MSG Rangers during his employment with the Registrant (the “Granville-Smith Employment Agreement Amendment”).

The description above is qualified in its entirety by reference to the Granville-Smith Employment Agreement Amendment, which is attached as Exhibit 10.3 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Paul DiCicco

On October 26, 2026, the Registrant amended the existing employment agreement with Paul DiCicco, the Registrant’s Executive Vice President, Chief Financial Officer and Treasurer, to (i) provide for an annual base salary of not less than $412,750, (ii) decrease the aggregate target value of Mr. DiCicco’s annual long-term awards to $412,750 and (iii) acknowledge that Mr. DiCicco will also be employed by MSG Rangers during his employment with the Registrant (the “DiCicco Employment Agreement Amendment”).

The description above is qualified in its entirety by reference to the DiCicco Employment Agreement Amendment, which is attached as Exhibit 10.4 hereto and incorporated into this Item 5.02 by reference.

Employment Agreement with Jamaal T. Lesane

On October 26, 2026, the Registrant amended the existing employment agreement with Jamaal T. Lesane, the Registrant’s Executive Vice President and Chief Legal Officer, to (i) provide for an annual base salary of not less than $635,000, (ii) decrease the aggregate target value of Mr. Lesane’s annual long-term awards to $952,500 and (iii) acknowledge that Mr. Lesane will also be employed by MSG Rangers during his employment with the Registrant (the “Lesane Employment Agreement Amendment”).

The description above is qualified in its entirety by reference to the Lesane Employment Agreement Amendment, which is attached as Exhibit 10.5 hereto and incorporated into this Item 5.02 by reference.

Distribution Award

On October 23, 2026, the Compensation Committee of the Board of Directors of the Registrant approved a one-time cash award of $10,000,000 to James L. Dolan, the Registrant’s Executive Chairman and Chief Executive Officer, in recognition of his significant efforts and leadership in connection with the Distribution. Mr. Dolan’s cash award was paid on October 26, 2026 in a single lump sum, less applicable taxes and withholdings, in accordance with the Registrant’s standard payroll practices and procedures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2026, the Registrant filed with the Nevada Secretary of State a certificate of amendment (the “Certificate of Amendment”) to its articles of incorporation to change its name from Madison Square Garden Sports Corp. to MSG Knickerbockers Corp. effective as of 11:59 p.m. on October 26, 2026. The Registrant also amended its bylaws to conform the provisions relating to exclusive forum to reflect changes in Nevada law and practice and to change its name from Madison Square Garden Sports Corp. to MSG Knickerbockers Corp. effective as of 11:59 p.m. Eastern Time on October 26, 2026 (the “A&R Bylaws”).

The above description does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment and the A&R Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2026 and the unaudited pro forma condensed consolidated statements of operations of the Registrant for the fiscal years ended June 30, 2026, 2025 and 2024 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

3.1	Certificate of Amendment to the Articles of Incorporation of Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.), dated October 26, 2026.

3.2	Amended and Restated Bylaws of MSG Knickerbockers Corp., dated October 26, 2026.

10.1	NHL Transfer Consent Agreement, dated as of October 23, 2026, between the National Hockey League and New York Rangers LLC, Rangers Holdings, LLC, MSG NYR Holdings, LLC, MSGS Spinco, Inc. (renamed MSG Rangers Corp.), MSG Sports, LLC (renamed MSG Knicks, LLC) and Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.).#

10.2	Employment Agreement, dated as of July 1, 2024, between Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.) and James L. Dolan, as amended and restated as of October 26, 2026.†

10.3	Employment Agreement Amendment, dated as of October 26, 2026, between Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.) and David Granville-Smith.†

10.4	Employment Agreement Amendment, dated as of October 26, 2026, between Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.) and Paul DiCicco.†

10.5	Employment Agreement Amendment, dated as of October 26, 2026, between Madison Square Garden Sports Corp. (renamed MSG Knickerbockers Corp.) and Jamaal T. Lesane.†

99.1	Unaudited pro forma consolidated balance sheet of MSG Knickerbockers Corp. as of June 30, 2026 and the unaudited pro forma condensed consolidated statements of operations of MSG Knickerbockers Corp. for the fiscal years ended June 30, 2026, 2025 and 2024.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

#	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish the omitted exhibits and schedules to the SEC upon request.
†	This exhibit is a management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSG KNICKERBOCKERS CORP.
Date: October 27, 2026

	By:	/s/ Mark Cresitello
	Name:	Mark Cresitello
	Title:	Senior Vice President, Deputy General Counsel and Secretary